================================================================================

--------------------------------------------------------------------------------


                                   FORM 8-K/A



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) October 17, 1996



                          DIGITAL VIDEO SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)



         0-28472                                  77-0333728
(Commission File Number)                (I.R.S. Employer Identification No.)


2710 Walsh Avenue
Santa Clara, California  95051                                         95051
(Address of principal executive offices)                             (Zip Code)



                                (408) 748-2100
              Registrant's telephone number, including area code


--------------------------------------------------------------------------------
================================================================================

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

     On October 17, 1996, Digital Video Systems, Inc., a Delaware corporation (the "Registrant") completed the acquisition (the "Acquisition") of ViComp Technology, Inc., a Delaware corporation ("ViComp").

     ViComp was founded in August 1995 and is engaged in the design and development of integrated circuits (or "chips") to decode MPEG-I signals. The Registrant anticipates that the MPEG-I chip under development by ViComp (the "ViComp MPEG-I chip"), which the Registrant plans to incorporate into its Video CD products and which the Registrant may market to other manufacturers of Video CD products, will be available for production in commercial quantities by the second half of calendar year 1997. However, there can be no assurance that the design and development of the ViComp MPEG-I chip will be successfully completed within the foregoing time schedule (which could be delayed due to unexpected design problems, loss of key ViComp personnel or other factors), or at all. Further, if the costs to commercially produce the ViComp MPEG-I chip in commercial quantities is higher than currently anticipated, such product may be noncompetitive based on the selling prices of other functionally equivalent chips that may then be available. In addition, the Registrant intends to use ViComp's integrated circuit design and development capabilities to create other chips, such as an MPEG-II decoder chip for use in products currently under consideration by the Registrant.

     The Acquisition was effected pursuant to an Agreement and Plan of Merger dated as of October 17, 1996 (the "Merger Agreement"), by and among the Registrant, Digital Video Acquisition Co., a Delaware corporation and wholly owned subsidiary of the Registrant ("Digital Sub"), ViComp and the shareholders of ViComp (the "ViComp Shareholders"), with Registrant acquiring all of the outstanding capital stock of ViComp in exchange for shares of the Registrant's common stock ("Registrant Common Stock") in a transaction intended to qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Acquisition"). Pursuant to the terms of the Merger Agreement, the Registrant issued to the ViComp Shareholders (i) 209,733 shares of Registrant Common Stock in exchange for 2,235,000 shares of common stock of ViComp and (ii) 281,520 shares of Registrant Common Stock in exchange for 3,000,000 shares of ViComp Series A Preferred Stock.

     ViComp owns no material plant, personal property or real property. The assets of ViComp acquired through the Acquisition consisted of approximately $218,000 of computer hardware and software. The Registrant intends to continue to use these ViComp assets in connection with the development of the ViComp MPEG-I chip.

     Dr. Edmund Y. Sun ("Dr. Sun"), the Registrant's Chairman of the Board and Chief Executive Officer, was a co-founder of ViComp and owned 57.3% of the outstanding capital stock of ViComp (for which he had paid a total of $1,000,000) at the time of the Acquisition. Immediately prior to the consummation of the Acquisition, Dr. Sun beneficially owned 7,540,898 shares of the Registrant's Common Stock (approximately 44.3% of the Registrant's outstanding Common Stock). Dr. Sun received 281,520 shares of Registrant Common Stock in connection with the Acquisition and beneficially owned upon consummation of the Acquisition 7,822,418 shares of Registrant's Common Stock (approximately 44.4% of the Registrant's outstanding Common Stock).

     The other ViComp Shareholders acquiring Registrant Common Stock held no shares of the Registrant's Common Stock immediately prior to the Acquisition and were issued a total of 209,733 such shares in connection with the Acquisition (with each such shareholder owning less than 1% of the Registrant's outstanding Common Stock).

     One-half of the 281,520 shares of Registrant Common Stock acquired by Dr. Sun pursuant to the Acquisition are subject to an escrow (the "Sun Performance Escrow") pursuant to an escrow agreement dated as of October 17, 1996 by and between Dr. Sun and the Registrant. All 140,760 shares of Registrant Common Stock subject to the Sun Performance Escrow will be forfeited and cancelled in the event the ViComp MPEG-I chip does not meet all of the following performance conditions (the "Performance Conditions"): (i) the ViComp MPEG-I chip is capable of being manufactured in commercial quantities by no later than July 1, 1997;
(ii) the Registrant's cost to purchase fully manufactured ViComp MPEG-I chips in commercial quantities from qualified third party manufacturers does not exceed $10 per chip; and (iii) the cost per ViComp MPEG-I chip is at least $3 per chip less than the Registrant's cost to purchase the lowest-price chips that are functionally substantially equivalent to the ViComp MPEG-I chip from other manufacturers at the time the ViComp MPEG-I chip is ready for commercial manufacture. All shares subject to the Sun Performance Escrow will be distributed to Dr. Sun immediately following a conclusive determination that the Performance Conditions have been met.

     The remaining 140,760 shares of Registrant Common Stock acquired by Dr. Sun pursuant to the Acquisition are subject to an escrow (the "Sun IPO Escrow," and together with the Sun Performance Escrow, the "Sun Escrows") pursuant to an escrow agreement by and among Dr. Sun, the Registrant and American Stock Transfer and Trust Company. The Sun IPO Escrow provides that: (i) 50% of the shares of Registrant Common Stock subject to the Sun IPO Escrow will be released to Dr. Sun in the event that 50% of the securities previously escrowed by certain of the Registrant's securityholders in connection with the Registrant's initial public offering (the "IPO Escrow") are released to such securityholders pursuant to the terms of the IPO Escrow; and (ii) the remaining 50% of the shares of Registrant Common Stock subject to the Sun IPO Escrow will be released to Dr. Sun in the event that the remaining 50% of the securities escrowed pursuant to the IPO Escrow are released to the securityholders pursuant to the terms of the IPO Escrow.

     If the conditions described in clauses (i) or (ii) above are not met in accordance with the terms and conditions of the Sun IPO Escrow, all shares of Registrant Common Stock subject to the respective conditions of the Sun IPO Escrow will be forfeited and cancelled.

     In addition to the shares of Registrant Common Stock subject to the Sun Escrows, 10% of the 209,733 shares of Registrant Common Stock acquired by the ViComp Shareholders other than Dr. Sun are subject to an escrow (the "Shareholder Escrow") pursuant to an escrow agreement dated as of October 17, 1996 by and between such ViComp Shareholders, the Registrant and American Stock Transfer & Trust Company (the "Shareholder Escrow Agreement"). Shares subject to the Shareholder Escrow Agreement are subject to forfeiture and cancellation in the event of a breach of certain representations or warranties made to the Registrant by the ViComp Shareholders (other than Dr. Sun) in the Merger Agreement.

     The shares of Registrant Common Stock were issued to the ViComp Shareholders in a private transaction in reliance upon Section 4(2) of the Securities Act of 1933, as amended. All of the shares of Registrant Common Stock acquired by the ViComp Shareholders (including Dr. Sun) in the Acquisition are subject to a Registration Rights Agreement, which provides the ViComp Shareholders with certain demand and piggyback registration rights with respect to those shares. In connection with the Acquisition,the three ViComp Shareholders who were employed by ViComp before and continue to be employed by ViComp after the Acquisition were granted options to purchase a total of 189,557 shares of the Registrant's Common Stock for a ten-year period at a price of $8.375 per share under the Registrant's 1996 Stock Option plan, which plan is subject to approval by the shareholders of the Registrant. These options will vest over a five-year period commencing one year from the date of grant.

     The amount of consideration paid by the Registrant to acquire ViComp was based on the Registrant's evaluation of the value of the technology being developed by ViComp and the design and development capabilities of ViComp's personnel, and the Registrant was advised by an independent investment banking firm that the Acquisition is fair from a financial point of view to the Company's shareholders (other than Dr. Sun).

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial statements of business acquired.
          -----------------------------------------


                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
ViComp Technology, Inc.

  We have audited the accompanying balance sheet of ViComp Technology, Inc. (a development stage company) as of August 31, 1996, and the related statements of operations, shareholders' equity, and cash flows for the period from inception (August 21, 1995) to August 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ViComp Technology, Inc. (a development stage company) at August 31, 1996, and the results of its operations and its cash flows for the period from inception (August 21, 1995) to August 31, 1996, in conformity with generally accepted accounting principles.

                                                          Ernst & Young LLP

Walnut Creek, California
October 18, 1996

                            VICOMP TECHNOLOGY, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                                 BALANCE SHEET

                                                                      AUGUST 31,
                                                                         1996
                                                                      ----------
                               ASSETS
Current assets:
  Cash and cash equivalents.......................................... $  159,943
  Property and equipment, net........................................    217,988
                                                                      ----------
                                                                      $  377,931
                                                                      ==========
                LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable................................................... $   93,958
  Accrued payroll and related........................................     27,686
                                                                      ----------
    Total current liabilities........................................    121,644
Shareholders' equity:
  Convertible preferred stock, issuable in series: $0.001 par value,
   4,000,000 shares authorized, 3,000,000 shares issued and
   outstanding; aggregate liquidation preference of $1,000,000.......      3,000
  Common stock, $0.001 par value, 16,000,000 shares authorized,
   3,000,000 shares issued and outstanding...........................      3,000
  Additional paid-in capital.........................................  1,072,000
  Deficit accumulated during the development stage...................   (773,713)
  Deferred compensation..............................................    (48,000)
                                                                      ----------
    Total shareholders' equity.......................................    256,287
                                                                      ----------
                                                                      $  377,931
                                                                      ==========


                            See accompanying notes.

                            VICOMP TECHNOLOGY, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENT OF OPERATIONS

           PERIOD FROM INCEPTION (AUGUST 21, 1995) TO AUGUST 31, 1996

Operating costs and expenses:
  Research and development........................................... $ 772,565
  General and administration.........................................    16,205
                                                                      ---------
    Total operating costs and expenses...............................   788,770
                                                                      ---------
Loss from operations.................................................  (788,770)
Interest income......................................................    15,057
                                                                      ---------
    Net loss......................................................... $(773,713)
                                                                      =========



                            See accompanying notes.

                            VICOMP TECHNOLOGY, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                       STATEMENT OF SHAREHOLDERS' EQUITY

           PERIOD FROM INCEPTION (AUGUST 21, 1995) TO AUGUST 31, 1996

                            SERIES A                                                DEFICIT
                          CONVERTIBLE                                   NOTES     ACCUMULATED
                        PREFERRED STOCK    COMMON STOCK   ADDITIONAL  RECEIVABLE  DURING THE                   TOTAL
                        ---------------- ----------------  PAID-IN       FROM     DEVELOPMENT   DEFERRED   SHAREHOLDERS'
                         SHARES   AMOUNT  SHARES   AMOUNT  CAPITAL   SHAREHOLDERS    STAGE    COMPENSATION    EQUITY
                        --------- ------ --------- ------ ---------- ------------ ----------- ------------ -------------
Issuance of common
 stock at $0.01 per
 share in August 1995
 for cash.............        --  $  --  3,000,000 $3,000 $   27,000  $     --     $     --     $    --      $  30,000
Issuance of Series A
 convertible preferred
 stock at $0.33 1/3
 per share in
 September 1995 for
 cash and shareholder
 notes receivable.....  3,000,000  3,000       --     --     997,000   (500,000)         --          --        500,000
Repayment of notes
 receivable from
 shareholders.........        --     --        --     --         --     500,000          --          --        500,000
Unearned compensation
 related to stock
 options..............        --     --        --     --      48,000        --           --      (48,000)          --
Net loss from
 inception (August 21,
 1995) to August 31,
 1996.................        --     --        --     --         --         --      (773,713)        --       (773,713)
                        --------- ------ --------- ------ ----------  ---------    ---------    --------     ---------
Balances at August 31,
 1996.................  3,000,000 $3,000 3,000,000 $3,000 $1,072,000  $     --     $(773,713)   $(48,000)    $ 256,287
                        ========= ====== ========= ====== ==========  =========    =========    ========     =========


                            See accompanying notes.

                            VICOMP TECHNOLOGY, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENT OF CASH FLOWS

           PERIOD FROM INCEPTION (AUGUST 21, 1995) TO AUGUST 31, 1996

CASH FLOWS USED IN OPERATING ACTIVITIES
Net loss.......................................................... $ (773,713)
Adjustments to reconcile net loss to net cash used in operating activities:
  Depreciation and amortization...................................     63,194
  Increase in accounts payable....................................     93,958
  Increase in accrued liabilities.................................     27,686
                                                                   ----------
Net cash used in operating activities.............................   (588,875)
                                                                   ----------
CASH FLOWS USED IN INVESTING ACTIVITIES
Purchase of property and equipment................................   (281,182)
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
Proceeds from issuance of preferred stock.........................    500,000
Proceeds from issuances of common stock...........................     30,000
Repayments of notes receivable from shareholders..................    500,000
                                                                   ----------
Net cash provided by financing activities.........................  1,030,000
                                                                   ----------
Net increase in cash and cash equivalents.........................    159,943
Cash and cash equivalents at beginning of period..................        --
                                                                   ----------
Cash and cash equivalents at end of period........................ $  159,943
                                                                   ==========


                            See accompanying notes.

                            VICOMP TECHNOLOGY, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                                AUGUST 31, 1996

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization and Business

  ViComp Technology, Inc. ("ViComp") was incorporated on August 21, 1995 and develops integrated circuits for use in video CD players. The operations of the Company from inception to August 31, 1995 were not significant and are not separately disclosed.

  On October 17, 1996, ViComp signed an Agreement and Plan of Reorganization to effectively merge ViComp with Digital Video Systems, Inc. ("DVS"), a related party. The holder of all of ViComp's outstanding Series A preferred stock is a significant shareholder, Chairman and Chief Executive Officer of DVS. All outstanding equity interests in ViComp will be exchanged for approximately 491,253 common shares of DVS.

  Cash and Cash Equivalents

  ViComp maintains its cash and cash equivalents in depository and money market accounts with one financial institution.

  Income Taxes

  ViComp follows Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, the liability method is used to account for income taxes. Under this method, deferred tax assets and liabilities are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

  Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Stock Based Compensation

  ViComp accounts for its stock option plan in accordance with the provisions of the Accounting Principles Board's Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"). In 1995, the Financial Accounting Standards Board released the Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"). SFAS 123 provides an alternative method of accounting for stock-based compensation to APB 25 and is effective for fiscal years beginning after December 15, 1995. ViComp expects to continue to account for its stock-based compensation in accordance with the provisions of APB 25. Accordingly, SFAS 123 is not expected to have any material impact on ViComp's financial position or results of operations.

                            VICOMP TECHNOLOGY, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NOTE 2 -- PROPERTY AND EQUIPMENT

  Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the lesser of the estimated useful lives of the respective assets, generally three years. Property and equipment consists of the following at August 31, 1996:

     Equipment........................................................ $ 25,738
     Software.........................................................  255,444
                                                                       --------
                                                                        281,182
     Less accumulated depreciation and amortization...................  (63,194)
                                                                       --------
                                                                       $217,988
                                                                       ========

  In 1995, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("FAS 121"). FAS 121 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds the future undiscounted cash flows attributable to such assets. FAS 121 is effective for fiscal years beginning after December 15, 1995. Adoption of FAS 121 is not expected to have a material impact on ViComp's financial position or results of operations.

NOTE 3 -- COMMITMENTS

  Throughout fiscal 1996, ViComp occupied a facility under an operating lease. Prior to August 31, 1996, ViComp terminated this lease. Rent expense totaled $10,532 for the period from inception through August 31, 1996.

NOTE 4 -- SHAREHOLDERS' EQUITY

  Convertible Preferred Stock and Shareholder Note Receivable

  In September 1995, ViComp issued 3,000,000 shares of Series A preferred stock at $0.33 1/3 per share in exchange for cash of $500,000 and a $500,000 note receivable from shareholder. The shareholder note receivable accrued interest at 7% per year and was repaid in January 1996.

  Authorized and outstanding convertible preferred stock and its principal terms are as follows at August 31, 1996.

                                                                     LIQUIDATION
                                                           DIVIDEND  PREFERENCE
                                    DESIGNATED OUTSTANDING PER SHARE  PER SHARE
                                    ---------- ----------- --------- -----------
     Series A...................... 3,000,000   3,000,000   $0.023    $0.33 1/3
     Undesignated.................. 1,000,000         --       --          --
                                    ---------
                                    4,000,000
                                    =========

  Dividends on the convertible preferred stock are payable when and if declared by the board of directors. The dividend requirements of the preferred stock must be satisfied prior to payment of any dividends or distributions with respect to ViComp's common stock. No dividends have been declared.

  ViComp's board of directors has three members: holders of Series A preferred stock and holders of common stock, each voting separately as a class, are each entitled to elect one director. The third director shall

                            VICOMP TECHNOLOGY, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NOTE 4 -- SHAREHOLDERS' EQUITY--(CONTINUED)

be elected by the affirmative vote of the holders of both common and Series A preferred shareholders. Preferred shareholders are entitled to voting rights equivalent to the number of common shares into which their shares are convertible. Subject to certain antidilution provisions, each share of Series A preferred stock is convertible at any time into one common share. All preferred shares convert automatically to common stock (3,000,000 shares if converted at August 31, 1996) in the event of a public offering of the Company's common stock with aggregate proceeds to ViComp of at least $10,000,000 and a price per share of not less than $2.00 (as adjusted for any stock dividends, stock splits or recapitalization).

  Stock Option Plan

  Under ViComp's 1995 stock option plan (the "Plan"), incentive and non-qualified stock options may be granted to qualified employees, directors and consultants to purchase a maximum of 2,400,000 common shares. The exercise price of the option is determined by the administrator of the Plan on the date of grant and must be at least equal to 85% in the case of a non-qualified stock option or 100% in the case of an incentive stock option of the fair market value of the shares on the grant date. Vesting periods are determined by the board of directors. Options expire 10 years from the date of grant or 3 months from the date of the optionee's termination from ViComp. As of August 31, 1996, options for the purchase of 2,400,000 shares were granted and outstanding under this plan and 550,000 of the options were exercisable.

NOTE 5 -- INCOME TAXES

  At August 31, 1996, ViComp had net operating loss carryforwards for federal and state tax purposes of approximately $780,000. The federal net operating loss carryforwards expire in 2010 and 2011 and the state net operating loss carryforward expires in 2023. Due to the "change of ownership" provisions and other restrictions of the Internal Revenue Code, utilization of the net operating loss carryforward may be limited.

  As of August 31, 1996, ViComp had deferred tax assets of approximately $330,000 relating primarily to the future tax benefits of net operating loss carryforwards. Due to ViComp's lack of earnings history, the deferred tax assets have been fully offset by a valuation allowance.

     (b)  Pro forma financial information.
          -------------------------------

                        PRO FORMA FINANCIAL INFORMATION

   The Registrant will, in the event of the release of the Registrant Common Stock received by Dr. Sun in the Acquisition and escrowed pursuant to the Sun IPO Escrow, recognize, during the period that the conditions for such release are met, a substantial non-cash charge to earnings that would increase the Registrant's loss or reduce or eliminate earnings, if any, at such time. In the event of release of the Registrant Common Stock received by Dr. Sun in the Acquisition and escrowed pursuant to the Sun Performance Escrow, the Registrant will recognize such a charge to earnings either during the period that the conditions for such release are met or will recognize such charge to earnings over future periods. The purchase method of accounting has been used to account for the Acquisition.

   The unaudited pro forma combined condensed balance sheet and statement of operations reflects the following: (i) the combination of the financial statements of the Registrant and ViComp; and (ii) the issuance of the Registrant Common Stock (other than Dr. Sun's shares) in the Acquisition. The unaudited pro forma combined condensed balance sheet was prepared as if the Acquisition had occurred at September 30, 1996, and the unaudited pro forma combined condensed statements of operations combine the Registrant's statements of operations for the year ended December 31, 1995 and the nine-month period ended September 30, 1996 with ViComp's statement of operations for the period from inception (August 21, 1995) through August 31, 1996 and reflects the Acquisition as if it had occurred as of the beginning of the periods presented.

   The historical balance sheet and statements of operations of ViComp are presented to coincide with the nine-month period ended September 30, 1996 and the twelve-month period ended December 31, 1995 of the Registrant and the fiscal year of ViComp, respectively.

   In the opinion of the Registrant's management, all adjustments necessary to present fairly such pro forma combined condensed financial statements have been made in the terms and structure of the Acquisition.

   The unaudited pro forma combined condensed balance sheet and statements of operations are not necessarily indicative of the actual results had the Acquisition occurred as of September 30, 1996, January 1, 1996 or January 1, 1995, as the case may be, nor do they purport to indicate the results of future operations of the Registrant.

                        DIGITAL VIDEO SYSTEMS, INC. AND
                            VICOMP TECHNOLOGY, INC.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                   HISTORICAL                   PRO FORMA
                         ------------------------------- ----------------------------
                         DIGITAL VIDEO       VICOMP
                         SYSTEMS, INC.  TECHNOLOGY, INC.
                         SEPTEMBER 30,     AUGUST 31,     PRO FORMA
                             1996             1996       ADJUSTMENTS       COMBINED
                         -------------  ---------------- -----------     ------------
         ASSETS
Current assets:
  Cash and cash
   equivalents.......... $ 14,638,889      $  159,943    $       --      $ 14,798,832
  Accounts receivable,
   net..................    1,194,143             --             --         1,194,143
  Inventories...........    1,488,454                                       1,488,454
  Prepaid expenses and
   other current assets.      668,219             --             --           668,219
                         ------------      ----------    -----------     ------------
    Total current
     assets.............   17,989,705         159,943            --        18,149,648
  Property and
   equipment, net.......      499,921         217,988        (56,172)(a)      661,737
  Purchase research and
   technology...........          --              --       1,758,399 (a)
                                  --              --      (1,758,399)(b)          --
  Other assets..........      116,873             --             --           116,873
                         ------------      ----------    -----------     ------------
    Total assets........ $ 18,606,499      $  377,931    $   (56,172)    $ 18,928,258
                         ============      ==========    ===========     ============
    LIABILITIES AND
  STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable...... $    694,034      $   93,958    $       --      $    787,992
  Accrued liabilities...      467,986          27,686        250,000 (a)      745,672
                         ------------      ----------    -----------     ------------
    Total current
     liabilities........    1,162,020         121,644        250,000        1,533,664
Stockholders' equity
  Convertible preferred
   stock................          --            3,000         (3,000)(c)          --
  Common stock..........        1,701           3,000         (3,000)(c)
                                                                  49 (a)        1,750
  Additional paid-in
   capital..............   29,800,775       1,072,000     (1,072,000)(c)
                                                           1,756,465 (a)   31,557,240
  Accumulated deficit...  (12,267,320)       (773,713)       773,713 (c)
                                                          (1,758,399)(b)  (14,025,719)
  Foreign currency
   translation
   adjustments..........      (45,437)            --             --           (45,437)
  Deferred compensation.      (45,240)        (48,000)           --           (93,240)
                         ------------      ----------    -----------     ------------
    Total stockholders'
     equity.............   17,444,479         256,287       (306,172)      17,394,594
                         ------------      ----------    -----------     ------------
    Total liabilities
     and stockholders
     equity............. $ 18,606,499      $  377,931    $   (56,172)    $ 18,928,258
                         ============      ==========    ===========     ============

                        DIGITAL VIDEO SYSTEMS, INC. AND
                            VICOMP TECHNOLOGY, INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                                       HISTORICAL                      PRO FORMA
                          ------------------------------------- -------------------------
                                                   VICOMP
                            DIGITAL VIDEO     TECHNOLOGY, INC.
                            SYSTEMS, INC.     AUGUST 21, 1995
                          NINE MONTHS ENDED     (INCEPTION)      PRO FORMA
                          SEPTEMBER 30, 1996 TO AUGUST 31, 1996 ADJUSTMENTS    COMBINED
                          ------------------ ------------------ -----------   -----------
Total revenue...........     $ 4,895,514         $     --        $    --      $ 4,895,514
Cost of revenue.........       5,566,010               --             --        5,566,010
                             -----------         ---------       --------     -----------
  Gross profit..........        (670,496)              --             --         (670,496)
Operating expenses:
  Research and
   development..........       1,048,324           772,565            --        1,820,889
  Sales and marketing...         784,900               --             --          784,900
  General and
   administrative.......       2,011,494            16,205            --        2,027,699
                             -----------         ---------       --------     -----------
    Total operating
     expenses...........       3,844,718           788,770            --        4,633,488
                             -----------         ---------       --------     -----------
Loss from operations....      (4,515,214)         (788,770)           --       (5,303,984)
Other income (expenses),
 net....................        (463,577)           15,057            --         (448,520)
                             -----------         ---------       --------     -----------
Net loss before
 extraordinary items....      (4,978,791)         (773,713)           --       (5,752,504)
Extraordinary item--loss
 on early extinguishment
 of bridge notes........      (1,263,796)              --             --       (1,263,796)
                             -----------         ---------       --------     -----------
Net loss................     $(6,242,587)        $(773,713)      $    --      $(7,016,300)
                             ===========         =========       ========     ===========
Net loss per share......     $      (.81)                                     $      (.89)
                             ===========                                      ===========
Shares used in the
 computation of net loss
 per share..............       7,675,792                          209,733(d)    7,885,525
                             ===========                         ========     ===========

                        DIGITAL VIDEO SYSTEMS, INC. AND
                            VICOMP TECHNOLOGY, INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                                       HISTORICAL                     PRO FORMA
                          ------------------------------------ -------------------------
                                                  VICOMP
                            DIGITAL VIDEO    TECHNOLOGY, INC.
                           SYSTEMS,  INC.    AUGUST 21, 1995
                             YEAR ENDED        (INCEPTION)      PRO FORMA
                          DECEMBER 31, 1995 TO AUGUST 31, 1996 ADJUSTMENTS    COMBINED
                          ----------------- ------------------ -----------   -----------
Total revenue...........     $ 3,520,831        $     --        $    --      $ 3,520,831
Cost of revenue.........       3,354,920              --             --        3,354,920
                             -----------        ---------       --------     -----------
  Gross profit..........         165,911              --             --          165,911
Operating expenses:
  Research and
   development..........       1,257,833          772,565            --        2,030,398
  Sales and marketing...         548,573              --             --          548,573
  General and
   administration.......       1,513,636           16,205            --        1,529,841
                             -----------        ---------       --------     -----------
    Total operating
     expenses...........       3,320,042          788,770            --        4,108,812
                             -----------        ---------       --------     -----------
Loss from operations....      (3,154,131)        (788,770)           --       (3,942,901)
Other income (expense),
 net....................         (80,312)          15,057            --          (65,255)
Loss on investment in
 affiliate..............      (1,248,868)             --             --       (1,248,868)
                             -----------        ---------       --------     -----------
Net loss................     $(4,483,311)       $(773,713)      $    --      $(5,257,024)
                             ===========        =========       ========     ===========
Net loss per share......     $      (.84)                                    $      (.95)
                             ===========                                     ===========
Shares used in the
 computation of net loss
 per share..............       5,337,668                         209,733(d)    5,547,401
                             ===========                        ========     ===========

                        DIGITAL VIDEO SYSTEMS, INC. AND
                            VICOMP TECHNOLOGY, INC.

 NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCED SHEET AND STATEMENT
                                 OF OPERATIONS

  The following pro forma adjustments are required to allocate the purchase price and acquisition cost to the assets acquired from ViComp Technology, Inc. based on their fair value, as determined by an independent appraisal and to reflect the write-off of purchased research and development identified in the purchase price allocation.

(a) Reflects the allocation of the purchase price, based on fair market values, to the historical balance sheet.

(b) Reflects the write-off of purchased research and development identified in the purchase price allocation. The pro forma statements of operations exclude the write-off of purchased research and development due to its non-recurring nature.

(c) Reflects the elimination of ViComp equity accounts.

(d) Reflects an increase in common stock for the shares issued in connection with the purchase price of ViComp for the net assets acquired. Does not include 281,520 shares issued to a related party that are subject to cancellation. Inclusion of these shares in the pro forma weighted average common shares outstanding calculation would be anti-dilutive.

     (c)  Exhibits
          --------

     The exhibits listed below are filed as part of this Current Report.


Exhibit No.                      Description of Exhibit
-----------                      ----------------------
    2.1        Agreement and Plan of Merger dated as of October 17, 1996 by and among the Registrant, ViComp and the ViComp Shareholders.*

    4.1        Escrow Agreement dated as of October 17, 1996 by and between Dr.
               Sun and the Registrant.*

    4.2 Escrow Agreement dated as of October 17, 1996 by and among the Registrant, Dr. Sun and American Stock Transfer & Trust Company.*

    4.3 Escrow Agreement dated as of October 17, 1996 by and among the Registrant, the shareholders named in the signature pages thereto and American Stock Transfer & Trust Company.*

    4.4 Registration Rights Agreement dated as of October 17, 1996 by and between the Registrant and the ViComp Shareholders.*

   23.1        Consent of Ernst & Young.


---------
* Previously filed on Form 8-K dated October 31, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DIGITAL VIDEO SYSTEMS, INC.



Date: November 22, 1996

                                       By: /s/ Arvin S. Erickson
                                       --------------------------
                                       Arvin S. Erickson
                                       Chief Financial Officer

                                 EXHIBIT INDEX

     The exhibits listed below are filed as part of this Current Report.


Exhibit No.                     Description of Exhibit
-----------                     ----------------------
    2.1          Agreement and Plan of Merger dated as of October 17,
                 1996 by and among the Registrant, ViComp and the
                 ViComp Shareholders.*

    4.1 Escrow Agreement dated as of October 17, 1996 by and between Dr. Sun and the Registrant.*

    4.2 Escrow Agreement dated as of October 17, 1996 by and among the Registrant, Dr. Sun and American Stock Transfer
                 & Trust Company.*

    4.3 Escrow Agreement dated as of October 17, 1996 by and among the Registrant, the ViComp Shareholders named in the signature pages thereto and American Stock Transfer &
                 Trust Company.*

    4.4 Registration Rights Agreement dated as of October 17, 1996 by and between the Registrant and the ViComp Shareholders.*

   23.1          Consent of Ernst & Young.


--------
* Previously filed on Form 8-K dated October 31, 1996.